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                                                                    EXHIBIT 99.1


                                   [AFC LOGO]


AFC ENTERPRISES ANNOUNCES CONFERENCE CALL AND WEBCAST TO REVIEW ANNUAL REPORT ON FORM 10-K FOR 2003

ATLANTA, March 29 -- AFC Enterprises, Inc. (Ticker: AFCE), the franchisor and operator of Popeyes(R) Chicken & Biscuits, Church's Chicken(TM) and Cinnabon(R) and the franchisor of Seattle's Best Coffee(R)(R) in Hawaii, on military bases and internationally, today announced that its Annual Report on Form 10-K for 2003 will be filed on Monday, March 29, 2004, after the market close. AFC will host a conference call on Tuesday, March 30, 2004 at 8:00 A.M. ET to review these results and provide an update on the overall business.

A live listen-only webcast of the conference call will be available on the AFC website at http://www.afce.com . A replay of the conference call and the question/answer session will be available at the Company's website for 90 days following the call.

AFC Corporate Profile

AFC Enterprises, Inc. is the franchisor and operator of 4,091 restaurants, bakeries and cafes as of February 22, 2004, in the United States, Puerto Rico and 36 foreign countries under the brand names Popeyes(R) Chicken & Biscuits, Church's Chicken(TM) and Cinnabon(R), and the franchisor of Seattle's Best Coffee(R) in Hawaii, on military bases and internationally. AFC's primary objective is to be the world's Franchisor of Choice(R) by offering investment opportunities in highly recognizable brands and exceptional franchisee support systems and services. AFC Enterprises can be found on the World Wide Web at www.afce.com.

Forward-Looking Statement: Certain statements in this release, and other written or oral statements made by or on behalf of AFC or its brands are "forward-looking statements" within the meaning of the federal securities laws. Statements regarding future events and developments and our future performance, as well as management's expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. These forward-looking statements are subject to a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are adverse effects of litigation or regulatory actions arising in connection with the restatement of our previously issued financial statements, the loss of franchisees and other business partners, failure or our franchisees, the loss of senior management and the inability to attract and retain additional qualified management personnel, a decline in the number of new units to be opened by franchisees, the inability to relist our securities with the Nasdaq National Market or another major securities market or exchange, our inability to address deficiencies and weaknesses in our internal controls, limitations on our business under our credit facility, our inability to enter into new franchise relationships, and a decline in our ability to franchisee new units, increased cost of our principal food products, labor shortages, or increased labor costs, slowed expansion into new markets, changes in consumer preferences and demographic trends, as well as concerns about health or food quality, the ability of our competitors to successfully manage their respective operations in the foodservice industry, unexpected and adverse fluctuations in quarterly results, increased government regulation, growth in our franchise system that exceeds our resources to

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serve that growth, supply and delivery shortages or interruptions, currency, economic and political factors that affect our international operations, inadequate protection of our intellectual property and liabilities for environmental contamination. You should not place undue reliance on any forward-looking statements, since those statements speak only as of the date they are made.

Contact Information:

Felise Glantz Kissell, Vice President, Investor Relations & Finance

(770) 353-3086 or fkissell@afce.com